UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 22, 2020
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure and Appointment of Directors
Pursuant to the Plan (as defined below), as of the Effective Date (as defined below), the following directors ceased to serve on the board of directors (the “Board”) of California Resources Corporation (“CRC” or the “Company”): William E. Albrecht, Justin A. Gannon, Harry T. McMahon, Richard W. Moncrief, Avedick B. Poladian, Anita M. Powers, Laurie A. Siegel, and Robert V. Sinnott. None of the departures resulted from any disagreement with the Company regarding any matter related to the Company’s operations, policies or practices.
Effective as of the Effective Date, the Company’s Board after the emergence consists of nine members, including the following seven members who were appointed as of the Effective Date: Douglas E. Brooks, Tiffany (TJ) Thom Cepak, James N. Chapman, Mark A. McFarland, Julio M. Quintana, William B. Roby and Brian Steck. Todd A. Stevens, the chief executive officer of the Company, will continue to serve on the Board and the ninth Board seat is vacant as of the Effective Date.
Douglas E. Brooks
Mr. Brooks, 61, is currently a private investor. He previously served on the Board of Directors of Chaparral Energy, Inc. from 2017 to October 2020 and also served on the Board of Directors of Madalena Energy Inc. (now Centaurus Energy, Inc.) in Canada. From April 2017 he served as President and Chief Executive Officer as well as a member of the Board of Directors of Energy XXI Gulf Coast, Inc., an offshore Gulf of Mexico exploration and production company, until it was acquired by an affiliate of Cox Oil LLC in October 2018. From 2015 to 2016, he served as president and chief executive officer and a member of the Board of Directors of Yates Petroleum Corporation, a privately owned exploration and production company, which merged with EOG Resources. From 2012 to 2014, he served as Chief Executive Officer as well as a member of the Board of Directors of Aurora Oil & Gas Limited until it merged with Baytex Energy Corp. In 2012, he served as a senior vice president at Forest Oil Corporation. From 2006 to 2012, Mr. Brooks also built two private equity sponsored firms focused on unconventional resource projects in the western U.S. In addition, he spent 24 years with Marathon Oil Company in roles of increasing responsibility, lastly as the director of upstream mergers and acquisitions and business development for the Americas. He holds a Bachelor of Science degree in business management from the University of Wyoming – Casper and a Master of Business Administration, Finance from Our Lady of the Lake University in Texas.
Tiffany (TJ) Thom Cepak
Ms. Cepak, 48, has 26 years of energy industry experience, including both financial and operational appointments. She has served as a director of Patterson-UTI since August 2014 and as a director of Penn Virginia Corporation since September 2019. Ms. Cepak served as the Chief Financial Officer of Energy XXI Gulf Coast Inc. from August 2017 to October 2018. Ms. Cepak served as the Chief Financial Officer of KLR Energy (and, subsequent to its business combination, Rosehill Resources Inc.) from January 2015 to June 2017. Ms. Cepak served as a director of Yates Petroleum Corporation, a privately owned, independent oil and gas exploration and production company, from October 2015 to October 2016. Ms. Cepak served four years as the Chief Financial Officer of EPL Oil & Gas, Inc., and was further appointed Executive Vice President in January 2014, and she served in those roles until June 2014, when EPL was sold. Ms. Cepak originally joined EPL as a Senior Asset Management Engineer, a position she held until she was appointed Director of Corporate Reserves in September 2001. Ms. Cepak was named EPL’s Director of Investor Relations in April 2006 and Vice President, Treasurer and Investor Relations in July 2008. In July 2009, Ms. Cepak was designated as EPL’s Principal Financial Officer and, in September 2009, she was appointed Senior Vice President. Prior to joining EPL, she was a Senior Reservoir Engineer with Exxon Production Company and ExxonMobil Company with operational roles including reservoir engineering and subsurface completion engineering for numerous offshore Gulf of Mexico properties. Ms. Cepak holds a B.S. in Engineering from the University of Illinois and an M.B.A. in Management with a concentration in Finance from Tulane University.

James N. Chapman
Mr. Chapman, 58, serves as a non-executive Advisory Director of SkyWorks Capital, LLC, an aviation and aerospace management consulting services company based in Greenwich, Connecticut, which he joined in December 2004. Prior to SkyWorks, he was associated with Regiment Capital Advisors, LP, an investment advisor based in Boston specializing in high yield investments, which he joined in January 2003. Prior to Regiment, Mr. Chapman acted as a capital markets and strategic planning consultant with private and public companies, as well as investment advisers and hedge funds (including Regiment), across a range of industries. Prior to establishing an independent consulting practice, Mr. Chapman worked for The Renco Group, Inc. (a multi-billion dollar private corporation with diverse investment holdings located throughout the world) from December 1996 to December 2001. Prior to Renco, he was a founding principal of Fieldstone Private Capital Group, Inc. in August 1990 where he headed the Corporate Finance and High Yield Finance Groups. Prior to joining Fieldstone, Mr. Chapman worked for Bankers Trust Company from July 1985 to August 1990, most recently in the BT Securities capital markets area. Mr. Chapman has over 35 years of investment banking experience in a wide range of industries including aviation/airlines, metals/mining, natural resources/energy, automotive/general manufacturing, financial services, real estate and healthcare. Mr. Chapman has served on the Board of Directors of Denbury, Inc. since September 2020, and on the Board of Directors of Arch Resources, Inc. since 2016. Mr. Chapman received an M.B.A. degree with distinction from Dartmouth College in 1985 and was elected an Edward Tuck Scholar. He received his BA degree, with distinction, magna cum laude, at Dartmouth College in 1984 and was elected to Phi Beta Kappa, in addition to being a Rufus Choate Scholar.
Mark A. McFarland
Mr. McFarland, 51, has been the Executive Chairman of GenOn Energy, Inc. since December 2018. From April 2017 to December 2018, he was the President and Chief Executive Officer of GenOn and served on its Board of Managers. From 2013 to 2016, he served as Chief Executive Officer of Luminant Holding Company LLC , a subsidiary of Energy Future Holdings Corporation. From 2008 to 2013, he served as both Chief Commercial Officer of Luminant and Executive Vice President, Corporate Development and Strategy of Energy Future Holdings. From 1999 to 2008, Mr. McFarland served in various roles at Exelon Corporation, including as Senior Vice President, Corporate Development from 2005 to 2008 and Vice President, Exelon Generation from 2003 to 2005. He served on the Board of Managers of Bruin E&P Partners, LLC from March 2020 to August 2020. He served on the Board of Directors of TerraForm Power, Inc. from October 2017 to July 2020. He served on the Board of Directors of Chaparral Energy, Inc. from December 2019 to October 2020. Mr. McFarland earned his Masters of Business Administration from the University of Delaware and a Bachelor of Science degree in Civil Engineering (Environmental Concentration) from Virginia Polytechnic Institute and State University. He received his professional engineer license in 1995.
Julio M. Quintana
Mr. Quintana, 61, served as the President and Chief Executive Officer of Tesco Corporation, from 2005 until his retirement in January 2015, and was a member of Tesco’s Board of Directors from September 2004 to May 2015. Prior to his appointment as President and Chief Executive Officer, Mr. Quintana served as Executive Vice President and Chief Operating Officer at Tesco beginning in September 2004. Prior to his tenure at Tesco, Mr. Quintana worked for Schlumberger Corporation as Vice President of Integrated Project Management and Vice President of Marketing for the Americas from November 1999 to September 2004. Prior to Schlumberger, Mr. Quintana worked from June 1980 to November 1999 for Unocal Corporation, an integrated E&P company. Mr. Quintana held various operational and managerial roles in production, drilling and asset management. His last roles at Unocal were Asset Manager for the MidContinent Region and Asset Manager for Deepwater Gulf of Mexico. Mr. Quintana brings 41 years of experience in various aspects of the oil and gas exploration and production industry, including strong experience in upstream operations, a deep understanding of drilling and asset management technologies, and broad human resources management skills and experience. He is a member of the Board of Directors of SM Energy since July 2006, a member of the Board of Directors of Newmont Mining since October 2015, Chairman of the Board of Basic Energy Services and member of the Board of Directors since December 2016. Mr. Quintana has a degree in Mechanical Engineering from The University of Southern California and is a Licensed Petroleum Engineer in California.

William B. Roby
Since 2015, Mr. Roby, 60, has served as the Chief Executive Officer of Shepherd Energy, LLC. From 2013 to 2014, he acted as Chief Operating Officer of Sheridan Production Company, LLC. From 2000 to 2013, he held a number of U.S. and international management positions with Occidental Petroleum Corporation, most recently as Senior Vice President, Worldwide Operations and Production/Facility Engineering. Prior to his work at Occidental, he was Vice President of Operations of Altura Energy Ltd., a joint venture between Shell Oil Company and Amoco Corporation in the Permian Basin, following 15 years of various managerial and engineering roles with Shell Oil. Mr. Roby has served as a member of the Board of Directors of the international E&P firm Vermilion Energy Inc. since 2017. He has a bachelor’s degree in mechanical engineering from Louisiana State University.
Brian Steck
Mr. Steck, 53, served as a Partner, Senior Analyst at Mangrove Partners where he worked from 2011 until August 2020. Through early 2011, Mr. Steck managed The Laurel Capital Group, LLC, the general partner of a hedge fund he founded in 2009. From 2006 until 2008, Mr. Steck was Head of US Equities at Tisbury Capital Management LLP where he built and managed a team focused on event- and fundamentally-driven investment opportunities. From 2000 until 2005, Mr. Steck was a partner at K Capital LLC where he focused on European and U.S. opportunities that included special situations, merger arbitrage, deep value and shareholder activism. Prior to K Capital, Mr. Steck spent 10 years at UBS Group AG and its predecessors Swiss Bank Corporation and O’Connor & Associates, where he focused on equity derivative trading and risk management, built equity derivative and event-driven client businesses and was Global Co-Head of Equity Hedge Fund Coverage. Mr. Steck serves as Chairman of the Board of Bonanza Creek Energy, Inc. and previously served on the Board of Directors of Penn Virginia Corporation. Mr. Steck received a B.S., with highest honors, from University of Illinois at Urbana Champaign.
Todd A. Stevens
Mr. Stevens, 53, was appointed President, Chief Executive Officer and a Director of CRC in 2014. Mr. Stevens served as Vice President—Corporate Development of Occidental Petroleum Corporation from 2012 to 2014, as Vice President—California Operations, Oxy Oil & Gas from 2008 to 2012, and as Vice President—Acquisitions and Corporate Finance of Occidental from 2004 to 2012. Mr. Stevens brings 25 years of experience in various aspects of the oil and gas exploration and production industry, including strong experience in business development, capital allocation, capital efficiency, mergers and acquisitions, upstream operations, marketing and human resources management. He also serves on the Board of Directors of the Western States Petroleum Association. Mr. Stevens holds an M.B.A. degree from the University of Southern California and a Bachelor of Science degree from the United States Military Academy.
Board Committees
The standing committees of the Board are comprised of non-employee directors and consist of an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.
Effective as of the Effective Date, the Board appointed Messrs. Quintana and Roby and Ms. Cepak to serve as members of the Audit Committee. Ms. Cepak was appointed Chair of the Audit Committee.
Effective as of the Effective Date, the Board appointed Messrs. Chapman, Roby and Steck to serve as members of the Compensation Committee. Mr. Chapman was appointed Chair of the Compensation Committee.
Effective as of the Effective Date, the Board appointed Messrs. Brooks, Chapman and Steck to serve as members of the Nominating and Governance Committee. Mr. Steck was appointed Chair of the Nominating and Governance Committee.
The formation and composition of a Sustainability Committee will be addressed following emergence.

Arrangements for Selection of Certain Directors
Pursuant to the terms of the Plan and the Amended and Restated Restructuring Support Agreement, dated as of July 24, 2020, by and among the Company and the other parties thereto (“RSA”), the Board consists of (i) the chief executive officer of the Company; (ii) one director selected by Ares Management LLC and its affiliates (“Ares”) (who is not employed by or affiliated with Ares); (iii) one director selected by Fidelity (as defined in the RSA) (who is not employed by or affiliated with Fidelity); (iv) one director selected by GTAM (as defined in the RSA) (who is not employed by or affiliated with GTAM); and (v) the remaining directors selected by the Required Consenting Creditors (as defined in the RSA). Additionally, pursuant to the terms of the Plan, the Chair of the Board must (x) be an independent member of the Board, (y) not be employed by or affiliated with Ares, Fidelity, GTAM or the Company and (z) be selected by the Required Consenting Creditors.
In accordance with the terms of the Plan, Ares has selected Mr. Brooks to serve as a director, Fidelity has selected Mr. McFarland to serve as a director, and GTAM has selected Mr. Chapman to serve as a director, and the Required Consenting Creditors have selected Mr. Quintana, Mr. Roby, Mr. Steck and Ms. Cepak to serve as directors and Mr. McFarland to serve as the Board Chair.
Indemnification of Directors and Executive Officers
As of the Effective Date, the Company entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements require the Company to (i) indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and (ii) advance expenses, to the extent not prohibited by law, incurred in connection with any proceeding not initiated by the indemnitee as to which they could be indemnified. The Company may enter into indemnification agreements with any future directors or executive officers.
Each indemnification agreement is in substantially the form included herein as Exhibit 10.8. The description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is incorporated by reference herein.
Item 7.01    Regulation FD Disclosure.
As previously reported, on July 15, 2020 (the “Petition Date”), California Resources Corporation (“CRC” or the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re California Resources Corporation, et al., No. 20-33568 (DRJ). The Debtors filed with the Bankruptcy Court, on July 24, 2020, the Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code and, on October 8, 2020, the Amended Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as amended, modified or supplemented from time to time, the “Plan”).
On October 13, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”), among other things, confirming the Plan. On October 27, 2020 (the “Effective Date”), the conditions to effectiveness of the Plan were satisfied or waived and the Company emerged from Chapter 11.
On the Effective Date, the Company issued a press release and investor presentation announcing the Company’s emergence from the Chapter 11 Cases. A copy of the press release and investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.
The information disclosed in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 8.01    Other Events.
On October 22, 2020, the New York Stock Exchange (the “NYSE”) approved the listing of the New Common Stock (as such term is defined in the Plan) for trading on the NYSE. On the Effective Date, the Company filed a Form 8-A to register the New Common Stock under Section 12(b) of the Exchange Act. Trading in the New Common Stock is expected to commence on the NYSE on October 28, 2020 under the ticker “CRC”.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement between the Company and its directors and executive officers.
99.1	Press Release, dated the Effective Date, issued by California Resources Corporation.
99.2	Investor Presentation, dated the Effective Date, issued by California Resources Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Senior Vice President

DATED: October 27, 2020